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                                                                  Exhibit 10.1


                  THIRD AMENDMENT TO RESTATED LOAN AGREEMENT
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     THIS THIRD AMENDMENT TO RESTATED LINE OF CREDIT LOAN AGREEMENT, is entered into on the 28th day of May, 1999, by and between METROPOLITAN FINANCIAL CORP., an Ohio Corporation (the "Borrower"), and THE HUNTINGTON NATIONAL BANK (the "Bank").


                                   WITNESSETH
                                   ----------

     WHEREAS, the Borrower and the Bank entered into a Restated Loan Agreement dated as of February 22, 1995, which restated the Loan Agreement dated February 22, 1995 between the parties hereto (such Loan Agreement, as amended by the amendments thereto and as restated by such Restated Loan Agreement, as amended by the First Amendment thereto dated March 31, 1998, and the Second Amendment thereto dated December 18, 1998, is referred to herein as the "Loan Agreement");

     WHEREAS, as the request of the Borrower, the Bank has agreed to modify certain provisions of the Loan Agreement, including an extension of the maturity date; and

     WHEREAS, the Borrower and the Bank have agreed to further amend the Loan Agreement as set forth herein and to enter into this Amendment to effectuate such agreement. Terms defined in the Loan Agreement shall, unless otherwise defined herein, have the meaning ascribed therein. All references to "Paragraphs" or "Sections" herein are references to paragraphs and sections of the Loan Agreement.

     NOW, THEREFORE, for valuable consideration, the sufficiency of which is hereby acknowledged by the parties, the parties do hereby amend the Loan Agreement and agree as follows:

     1. The reference in Section 2.05(A)(1) to periods for conversion to the LIBO rate is hereby amended to include such a conversion on a daily basis.

     2. The May 30, 1999 maturity date referred to in Section 5.01(A)(2) is hereby extended to May 31, 2000.

     Except as otherwise provided, all amendments to the Loan Agreement set forth herein shall be deemed effective from and after the date of this Amendment. All references in the Loan Agreement to this "Agreement", "hereof", "herein", "hereunder" and "hereby" shall, from and after the date of this Amendment, be deemed references to the Loan Agreement as amended by this Amendment.

     In all other respects, the parties hereto hereby ratify and affirm the terms and conditions of the Loan Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

THE BANK:                               THE BORROWER:

THE HUNTINGTON NATIONAL BANK            METROPOLITAN FINANCIAL CORP.



By:     /s/ John R. Macks               By:     /s/ David G. Lodge
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Name:       John R. Macks               Name:       David G. Lodge
        ----------------------------            ------------------------------
Title:      Credit Analyst              Title:      President
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